UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2022

CIRCOR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14962	04-3477276
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 CORPORATE DRIVE, SUITE 200
Burlington,	MA	01803-4238
(Address of principal executive offices)		(Zip Code)

(781) 270-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CIR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 27, 2022 (the "Effective Date"), CIRCOR International, Inc., a Delaware corporation (the “Company”), entered into Amendment No. 2 to the Credit Agreement (the “Second Amendment”), which amends the credit agreement, dated as of December 21, 2021, by and among the Company, as borrower, certain domestic subsidiaries of the Company, as guarantors (the “Subsidiary Guarantors”), the lenders from time to time party thereto (the “Lenders”) and Truist Bank, as administrative agent (in such capacity, the “Administrative Agent”), collateral agent (in such capacity, the “Collateral Agent”), swing line lender and a letter of credit issuer (as amended by Amendment No. 1 dated as of April 8, 2022 and as further amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereto, the “Credit Agreement”). The Second Amendment makes certain changes to the Credit Agreement, including, among other things, (i) extending the deadline for the Company to deliver its annual financial statements for the fiscal year ended December 31, 2021 to July 30, 2022, (ii) extending the deadline for the Company to deliver its quarterly financial statements for the fiscal quarter ended April 3, 2022 to July 30, 2022, , (iii) extending the deadline for the Company to deliver its quarterly financial statements for the fiscal quarter ended July 3, 2022 to September 30, 2022, and (iv) requiring the Company to hold private-side lender calls at least once per month upon request of the Administrative Agent during the period beginning on the Effective Date and ending on the last day of the Restricted Period, and promptly after the delivery of all quarterly and annual financial statements.

In connection with the execution of the Second Amendment, the Company paid customary arranger and lender consent fees and reasonable and documented expenses of the Administrative Agent.

The foregoing summary of the Second Amendment is qualified in its entirety by the complete text of the Second Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No. Description

10.1	Amendment No. 2 to Credit Agreement
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCOR INTERNATIONAL, INC.
May 31, 2022	/s/ Jessica W. Wenzell
Jessica W. Wenzell
General Counsel & Chief People Officer